CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED INFORMATION  [3/30/05]

$565,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$925,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	878
Total Outstanding Loan Balance	$228,815,902*	Min	Max
Average Loan Current Balance	$260,610	$54,000	$850,000
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	6.55%	4.99%	9.50%
Arm Weighted Average Coupon	6.55%
Fixed Weighted Average Coupon	7.34%
Weighted Average Margin	6.28%	3.86%	8.85%
Weighted Average FICO (Non-Zero)	656
Weighted Average Age (Months)	3
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.5%
% Fixed	00.5%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$226,625,000] of the total [$925,000,050] deal collateral will be Interest Only for two, three, five or ten years following origination.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	7	2,680,929	1.2	4.99	79.6	692
5.01 - 5.50	46	12,938,984	5.7	5.35	79.3	666
5.51 - 6.00	164	47,874,845	20.9	5.87	79.6	662
6.01 - 6.50	215	58,021,181	25.4	6.32	80.5	660
6.51 - 7.00	233	55,866,832	24.4	6.79	81.2	648
7.01 - 7.50	126	32,149,422	14.1	7.27	82.9	644
7.51 - 8.00	59	11,922,906	5.2	7.76	84.1	654
8.01 - 8.50	20	4,838,392	2.1	8.31	89.2	671
8.51 - 9.00	6	1,652,411	0.7	8.69	89.1	686
9.01 - 9.50	2	870,000	0.4	9.28	85.6	632
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
551 - 575	4	770,570	0.3	7.32	81.0	563
576 - 600	103	24,350,104	10.6	6.69	80.9	590
601 - 625	134	33,511,770	14.6	6.59	81.3	613
626 - 650	205	52,317,652	22.9	6.58	80.8	640
651 - 675	195	52,204,556	22.8	6.56	81.6	661
676 - 700	107	29,703,856	13.0	6.47	81.2	688
701 - 725	57	16,530,392	7.2	6.36	81.2	711
726 - 750	42	10,803,555	4.7	6.41	81.0	738
751 - 775	23	6,432,898	2.8	6.59	82.1	764
776 - 800	7	1,846,550	0.8	6.06	80.0	779
801 - 804	1	344,000	0.2	6.25	80.0	804
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
54,000 - 100,000	38	3,241,091	1.4	7.02	80.9	649
100,001 - 150,000	159	20,377,791	8.9	6.86	82.0	646
150,001 - 200,000	164	28,515,012	12.5	6.56	80.9	648
200,001 - 250,000	124	28,100,777	12.3	6.51	81.0	652
250,001 - 300,000	123	33,882,442	14.8	6.52	80.2	661
300,001 - 350,000	69	22,498,740	9.8	6.43	81.8	661
350,001 - 400,000	68	25,613,297	11.2	6.46	81.9	663
400,001 - 450,000	48	20,402,473	8.9	6.61	81.8	671
450,001 - 500,000	44	21,260,126	9.3	6.46	80.9	655
500,001 - 550,000	11	5,783,000	2.5	6.72	82.3	666
550,001 - 600,000	13	7,513,760	3.3	6.44	80.3	642
600,001 - 750,000	14	9,128,392	4.0	6.48	82.5	650
750,001 - 800,000	1	799,000	0.3	6.25	85.0	622
800,001 - 850,000	2	1,700,000	0.7	6.67	71.3	620
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
35,000 - 50.000	4	819,000	0.4	6.14	43.9	643
50.001 - 55.000	4	853,000	0.4	6.47	52.9	653
55.001 - 60.000	4	1,043,781	0.5	6.15	58.8	615
60.001 - 65.000	3	1,133,000	0.5	6.68	63.2	594
65.001 - 70.000	12	3,899,426	1.7	6.66	68.2	650
70.001 - 75.000	27	8,565,431	3.7	6.67	73.7	638
75.001 - 80.000	640	162,251,484	70.9	6.41	79.9	661
80.001 - 85.000	45	12,484,646	5.5	6.60	84.4	639
85.001 - 90.000	104	28,181,172	12.3	6.95	89.7	648
90.001 - 95.000	23	6,917,456	3.0	7.38	94.9	650
95.001 - 100.000	12	2,667,505	1.2	7.92	100.0	662
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	118	31,012,657	13.6	6.95	81.0	654
1.00	58	19,366,720	8.5	6.65	81.6	652
1.50	1	165,048	0.1	7.00	80.0	636
1.75	3	1,326,500	0.6	6.80	86.6	718
2.00	589	151,331,746	66.1	6.47	81.2	655
3.00	104	23,965,257	10.5	6.47	80.7	663
5.00	5	1,647,974	0.7	5.92	78.8	687
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	538	136,086,755	59.5	6.32	81.5	643
Reduced	167	44,213,626	19.3	6.93	81.1	679
No Income/ No Asset	5	1,031,723	0.5	6.79	85.7	634
Stated Income / Stated Assets	168	47,483,798	20.8	6.84	80.3	672
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	844	221,575,022	96.8	6.52	81.1	655
Second Home	3	848,886	0.4	8.37	87.1	719
Investor	31	6,391,994	2.8	7.48	83.3	693
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	354	113,961,359	49.8	6.45	80.9	660
Florida	55	11,194,914	4.9	6.78	81.5	664
Nevada	41	9,660,137	4.2	6.78	79.8	669
Colorado	42	9,038,158	3.9	6.48	81.6	634
Washington	41	8,583,910	3.8	6.60	81.5	645
New York	21	8,111,065	3.5	6.35	82.2	668
Virginia	29	7,953,823	3.5	6.59	80.7	660
Maryland	28	7,623,296	3.3	6.57	80.5	644
Arizona	43	7,398,291	3.2	6.89	82.6	643
Oregon	33	6,382,944	2.8	6.64	81.4	659
New Jersey	20	6,207,848	2.7	6.49	83.3	651
Georgia	33	5,880,068	2.6	7.05	82.2	629
Illinois	20	4,834,754	2.1	6.95	82.8	651
Massachusetts	10	3,137,522	1.4	6.49	78.7	646
Minnesota	13	2,465,876	1.1	6.61	80.6	641
Other	95	16,381,937	7.2	6.60	81.5	654
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	541	136,022,383	59.4	6.56	81.1	665
Refinance - Rate Term	31	7,248,038	3.2	6.64	83.0	655
Refinance - Cashout	306	85,545,481	37.4	6.52	81.2	642
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	774	205,168,113	89.7	6.55	81.2	654
Arm 3/27	85	19,683,293	8.6	6.60	80.7	669
Arm 5/25	13	2,862,657	1.3	6.14	79.7	686
Fixed Rate	6	1,101,839	0.5	7.34	90.1	673
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	701	179,594,166	78.5	6.50	81.3	654
PUD	78	21,798,083	9.5	6.92	80.5	668
Condo	63	14,784,534	6.5	6.61	81.4	660
2 Family	30	10,240,269	4.5	6.47	81.0	654
3-4 Family	6	2,398,850	1.0	6.67	79.8	683
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.86 - 4.00	1	178,500	0.1	5.05	85.0	588
4.01 - 4.50	26	7,785,428	3.4	5.86	80.9	671
4.51 - 5.00	101	27,952,144	12.3	6.82	81.4	673
5.01 - 5.50	81	17,759,028	7.8	6.54	79.9	666
5.51 - 6.00	106	26,690,817	11.7	6.33	80.9	669
6.01 - 6.50	118	28,152,179	12.4	6.27	79.8	658
6.51 - 7.00	400	109,766,560	48.2	6.52	81.3	645
7.01 - 7.50	26	5,870,046	2.6	7.87	84.7	663
7.51 - 8.00	9	2,140,970	0.9	8.35	88.8	656
8.01 - 8.50	3	943,391	0.4	8.50	91.3	698
8.51 - 8.85	1	475,000	0.2	9.10	73.6	621
Total:	872	227,714,063	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	2	339,000	0.1	6.79	96.4	640
16 - 18	30	7,989,078	3.5	6.93	83.6	650
19 - 21	235	61,420,959	27.0	6.67	81.2	660
22 - 24	507	135,419,076	59.5	6.47	81.0	652
31 - 33	25	6,521,116	2.9	6.75	80.8	686
34 - 36	60	13,162,178	5.8	6.53	80.7	661
37 - 59	13	2,862,657	1.3	6.14	79.7	686
Total:	872	227,714,063	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	68	16,194,099	7.1	6.17	79.9	680
11.51 - 12.00	80	19,098,882	8.4	6.26	80.5	675
12.01 - 12.50	117	29,677,599	13.0	6.13	79.8	666
12.51 - 13.00	207	58,971,349	25.9	6.26	80.6	657
13.01 - 13.50	161	47,384,161	20.8	6.62	80.9	654
13.51 - 14.00	145	34,616,583	15.2	6.97	81.3	640
14.01 - 14.50	66	16,386,682	7.2	7.39	86.3	632
14.51 - 15.00	18	2,753,560	1.2	7.81	84.2	629
15.01 - 15.50	8	1,945,547	0.9	8.70	86.6	648
15.51 - 15.85	2	685,600	0.3	8.74	88.8	679
Total:	872	227,714,063	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	8	2,289,572	1.0	6.09	82.0	645
4.51 - 5.50	168	46,180,876	20.3	6.38	80.9	671
5.51 - 6.00	155	45,618,618	20.0	5.90	79.6	660
6.01 - 6.50	184	50,412,143	22.1	6.33	80.7	657
6.51 - 7.00	195	45,804,416	20.1	6.79	81.0	645
7.01 - 7.50	97	23,013,237	10.1	7.27	83.6	637
7.51 - 8.00	46	9,446,193	4.1	7.78	84.1	654
8.01 - 8.50	12	2,821,597	1.2	8.29	87.8	655
8.51 - 9.00	6	1,652,411	0.7	8.69	89.1	686
9.01 - 9.10	1	475,000	0.2	9.10	73.6	621
Total:	872	227,714,063	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	218,400	0.1	6.98	80.0	625
1.50	30	8,777,990	3.9	6.28	78.2	675
2.00	8	2,428,386	1.1	6.87	84.4	679
3.00	830	215,857,667	94.8	6.55	81.2	655
5.00	3	431,620	0.2	6.70	83.0	677
Total:	872	227,714,063	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	414	101,065,214	44.4	6.86	81.4	666
1.50	457	126,257,349	55.4	6.29	80.9	648
2.00	1	391,500	0.2	6.84	90.0	600
Total:	872	227,714,063	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	559	150,724,017	65.9	6.45	81.4	651
36	32	8,605,934	3.8	6.45	80.7	663
60	280	67,839,543	29.6	6.78	80.8	667
120	7	1,646,408	0.7	6.58	78.4	653
Total:	878	228,815,902	100.0	6.55	81.2	656

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	657
Total Outstanding Loan Balance	$137,613,310*	Min	Max
Average Loan Current Balance	$209,457	$54,000	$446,400
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	6.54%	4.99%	8.85%
Arm Weighted Average Coupon	6.54%
Fixed Weighted Average Coupon	7.34%
Weighted Average Margin	6.25%	3.86%	8.13%
Weighted Average FICO (Non-Zero)	655
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	99.2%
% Fixed	00.8%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$136,282,000] of the total [$556,250,000] Loan Group 1 collateral will be Interest Only for two, three, five or ten years following origination.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	4	1,244,000	0.9	4.99	79.0	653
5.01 - 5.50	37	9,014,661	6.6	5.38	78.5	667
5.51 - 6.00	109	24,661,359	17.9	5.86	79.0	657
6.01 - 6.50	169	36,709,660	26.7	6.31	80.2	660
6.51 - 7.00	187	37,049,009	26.9	6.79	81.6	650
7.01 - 7.50	90	17,995,734	13.1	7.28	82.4	646
7.51 - 8.00	44	7,398,396	5.4	7.75	84.5	651
8.01 - 8.50	14	2,978,942	2.2	8.33	88.5	679
8.51 - 8.85	3	561,550	0.4	8.66	89.0	646
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
551 - 575	4	770,570	0.6	7.32	81.0	563
576 - 600	78	14,717,398	10.7	6.61	80.8	590
601 - 625	99	20,196,499	14.7	6.52	80.1	612
626 - 650	157	32,522,168	23.6	6.56	80.7	640
651 - 675	145	30,543,920	22.2	6.59	81.5	661
676 - 700	79	18,288,362	13.3	6.49	82.0	688
701 - 725	42	9,425,875	6.8	6.53	81.2	711
726 - 750	30	6,098,831	4.4	6.40	79.3	737
751 - 775	16	3,319,137	2.4	6.50	81.9	765
776 - 800	6	1,386,550	1.0	6.08	80.0	780
801 - 804	1	344,000	0.2	6.25	80.0	804
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
54,000 - 100,000	35	2,978,231	2.2	6.97	80.8	651
100,001 - 150,000	144	18,553,726	13.5	6.85	81.8	647
150,001 - 200,000	152	26,514,333	19.3	6.54	80.8	649
200,001 - 250,000	119	26,953,107	19.6	6.48	81.0	653
250,001 - 300,000	119	32,780,122	23.8	6.50	80.0	661
300,001 - 350,000	66	21,513,740	15.6	6.42	81.8	660
350,001 - 400,000	16	5,769,900	4.2	6.26	81.3	664
400,001 - 446,400	6	2,550,150	1.9	6.89	80.6	665
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
35.000 - 50.000	4	819,000	0.6	6.14	43.9	643
50.001 - 55.000	4	853,000	0.6	6.47	52.9	653
55.001 - 60.000	4	1,043,781	0.8	6.15	58.8	615
60.001 - 65.000	1	165,000	0.1	6.25	62.3	655
65.001 - 70.000	9	2,176,926	1.6	6.55	69.1	646
70.001 - 75.000	17	3,841,931	2.8	6.41	73.8	641
75.001 - 80.000	494	102,294,291	74.3	6.44	79.9	658
80.001 - 85.000	28	5,672,033	4.1	6.74	84.9	651
85.001 - 90.000	71	15,447,167	11.2	6.98	89.8	643
90.001 - 95.000	16	3,472,256	2.5	7.31	95.0	674
95.001 - 100.000	9	1,827,923	1.3	7.50	100.0	652
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	69	16,646,677	12.1	6.84	80.7	653
1.00	35	8,144,255	5.9	6.73	82.2	659
1.50	1	165,048	0.1	7.00	80.0	636
2.00	468	96,660,364	70.2	6.48	80.9	654
3.00	84	15,996,967	11.6	6.52	81.2	660
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	406	82,190,401	59.7	6.34	81.2	641
Reduced	127	26,498,321	19.3	6.93	81.0	681
No Income/ No Asset	5	1,031,723	0.7	6.79	85.7	634
Stated Income / Stated Assets	119	27,892,864	20.3	6.76	80.0	673
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	629	132,071,597	96.0	6.50	80.9	653
Second Home	2	443,625	0.3	8.13	84.4	688
Investor	26	5,098,088	3.7	7.53	83.1	701
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	234	58,884,908	42.8	6.44	80.5	660
Florida	50	9,199,064	6.7	6.72	81.1	667
Colorado	38	6,721,658	4.9	6.46	81.7	641
Arizona	40	6,348,448	4.6	6.68	81.2	638
Nevada	34	6,300,839	4.6	6.82	79.1	657
Washington	35	6,185,395	4.5	6.62	81.6	644
Maryland	23	5,059,133	3.7	6.65	80.6	636
Virginia	22	4,841,751	3.5	6.69	80.7	661
Oregon	29	4,624,824	3.4	6.50	81.4	671
New Jersey	16	4,374,848	3.2	6.51	83.3	636
New York	12	3,658,059	2.7	6.23	82.1	671
Illinois	16	3,247,704	2.4	6.92	84.4	652
Minnesota	13	2,465,876	1.8	6.61	80.6	641
Massachusetts	8	2,257,522	1.6	6.61	78.2	639
Utah	12	1,928,554	1.4	6.42	81.3	669
Other	75	11,514,729	8.4	6.63	81.8	650
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	412	84,935,941	61.7	6.58	81.0	662
Refinance - Rate Term	25	4,839,488	3.5	6.57	81.3	643
Refinance - Cashout	220	47,837,881	34.8	6.47	80.9	645
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	575	121,727,403	88.5	6.54	80.9	654
Arm 3/27	67	13,339,785	9.7	6.55	80.8	660
Arm 5/25	9	1,444,283	1.0	6.55	80.7	674
Fixed Rate	6	1,101,839	0.8	7.34	90.1	673
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	520	106,594,558	77.5	6.52	81.0	653
PUD	56	11,684,081	8.5	6.75	80.0	669
Condo	53	10,857,552	7.9	6.65	81.9	656
2 Family	23	6,814,269	5.0	6.36	80.3	660
3-4 Family	5	1,662,850	1.2	6.86	79.6	701
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.86 - 4.00	1	178,500	0.1	5.05	85.0	588
4.01 - 4.50	17	4,190,254	3.1	5.89	81.5	663
4.51 - 5.00	73	16,453,130	12.1	6.68	80.2	674
5.01 - 5.50	65	11,779,950	8.6	6.54	81.3	669
5.51 - 6.00	79	16,667,146	12.2	6.37	80.8	666
6.01 - 6.50	100	19,878,436	14.6	6.27	79.8	660
6.51 - 7.00	287	62,096,760	45.5	6.55	80.8	642
7.01 - 7.50	20	3,391,196	2.5	7.84	85.2	659
7.51 - 8.00	7	1,337,970	1.0	8.45	86.7	674
8.01 - 8.13	2	538,130	0.4	8.40	92.3	657
Total:	651	136,511,471	100.0	6.54	80.9	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	2	339,000	0.2	6.79	96.4	640
16 - 18	22	4,888,270	3.6	6.89	81.1	662
19 - 21	171	36,283,427	26.6	6.63	81.0	660
22 - 24	380	80,216,707	58.8	6.47	80.8	651
31 - 33	19	4,227,834	3.1	6.66	80.8	677
34 - 36	48	9,111,952	6.7	6.50	80.8	652
37 - 59	9	1,444,283	1.1	6.55	80.7	674
Total:	651	136,511,471	100.0	6.54	80.9	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.75 - 11.50	56	11,290,364	8.3	6.19	79.9	680
11.51 - 12.00	66	13,113,554	9.6	6.34	80.7	672
12.01 - 12.50	98	21,168,192	15.5	6.15	79.1	669
12.51 - 13.00	139	30,516,658	22.4	6.32	80.2	651
13.01 - 13.50	113	25,733,988	18.9	6.57	80.3	652
13.51 - 14.00	114	22,607,622	16.6	6.92	81.8	640
14.01 - 14.50	45	8,949,096	6.6	7.39	86.5	632
14.51 - 15.00	14	2,056,450	1.5	7.81	84.8	626
15.01 - 15.50	6	1,075,547	0.8	8.23	87.5	660
Total:	651	136,511,471	100.0	6.54	80.9	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	6	1,517,772	1.1	6.18	81.6	657
4.51 - 5.50	123	28,319,952	20.7	6.28	80.2	673
5.51 - 6.00	101	22,456,419	16.5	5.88	78.9	652
6.01 - 6.50	143	31,145,318	22.8	6.31	80.4	657
6.51 - 7.00	158	30,875,466	22.6	6.79	81.5	646
7.01 - 7.50	74	14,182,713	10.4	7.27	82.6	640
7.51 - 8.00	33	5,433,683	4.0	7.78	84.6	651
8.01 - 8.50	10	2,018,597	1.5	8.33	86.0	666
8.51 - 8.85	3	561,550	0.4	8.66	89.0	646
Total:	651	136,511,471	100.0	6.54	80.9	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	218,400	0.2	6.98	80.0	625
1.50	18	3,930,434	2.9	6.33	80.1	661
2.00	4	573,886	0.4	7.03	83.3	639
3.00	625	131,357,131	96.2	6.54	80.9	655
5.00	3	431,620	0.3	6.70	83.0	677
Total:	651	136,511,471	100.0	6.54	80.9	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	323	65,205,592	47.8	6.79	81.1	668
1.50	328	71,305,879	52.2	6.31	80.7	643
Total:	651	136,511,471	100.0	6.54	80.9	655

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	408	87,421,254	63.5	6.44	81.0	651
36	23	5,300,834	3.9	6.52	81.4	648
60	220	43,640,803	31.7	6.75	80.9	665
120	6	1,250,418	0.9	6.61	77.9	655
Total:	657	137,613,310	100.0	6.54	81.0	655

*     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	221
Total Outstanding Loan Balance	$91,202,592*	Min	Max
Average Loan Current Balance	$412,681	$80,070	$850,000
Weighted Average Original LTV	81.6%**
Weighted Average Coupon	6.56%	4.99%	9.50%
Arm Weighted Average Coupon	6.56%
Fixed Weighted Average Coupon	0.00%
Weighted Average Margin	6.31%	4.25%	8.85%
Weighted Average FICO (Non-Zero)	657
Weighted Average Age (Months)	3
% First Liens	100.0%
% Second Liens	0.0%
% Arms	100.0%
% Fixed	00.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$90,343,000] of the total [$368,750,050] Loan Group 2 deal collateral will be Interest Only for two, three, five or ten years following origination.

 **

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	3	1,436,929	1.6	4.99	80.0	726
5.01 - 5.50	9	3,924,323	4.3	5.30	81.0	666
5.51 - 6.00	55	23,213,486	25.5	5.88	80.4	668
6.01 - 6.50	46	21,311,521	23.4	6.34	81.0	659
6.51 - 7.00	46	18,817,824	20.6	6.79	80.6	645
7.01 - 7.50	36	14,153,688	15.5	7.26	83.5	641
7.51 - 8.00	15	4,524,510	5.0	7.78	83.4	658
8.01 - 8.50	6	1,859,450	2.0	8.28	90.3	658
8.51 - 9.00	3	1,090,861	1.2	8.70	89.2	707
9.01 - 9.50	2	870,000	1.0	9.28	85.6	632
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
581 - 600	25	9,632,706	10.6	6.81	81.1	590
601 - 625	35	13,315,271	14.6	6.70	83.2	613
626 - 650	48	19,795,484	21.7	6.62	81.1	640
651 - 675	50	21,660,635	23.8	6.53	81.8	660
676 - 700	28	11,415,494	12.5	6.44	79.8	687
701 - 725	15	7,104,517	7.8	6.14	81.2	712
726 - 750	12	4,704,724	5.2	6.43	83.2	739
751 - 775	7	3,113,761	3.4	6.69	82.3	763
776 - 800	1	460,000	0.5	5.99	80.0	776
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
80,070 - 100,000	3	262,860	0.3	7.70	83.1	622
100,001 - 150,000	15	1,824,065	2.0	7.00	83.4	634
150,001 - 200,000	12	2,000,680	2.2	6.85	81.9	630
200,001 - 250,000	5	1,147,670	1.3	7.16	81.0	623
250,001 - 300,000	4	1,102,320	1.2	7.30	85.4	660
300,001 - 350,000	3	985,000	1.1	6.62	80.8	673
350,001 - 400,000	52	19,843,397	21.8	6.52	82.1	663
400,001 - 450,000	42	17,852,323	19.6	6.57	82.0	672
450,001 - 500,000	44	21,260,126	23.3	6.46	80.9	655
500,001 - 550,000	11	5,783,000	6.3	6.72	82.3	666
550,001 - 600,000	13	7,513,760	8.2	6.44	80.3	642
600,001 - 750,000	14	9,128,392	10.0	6.48	82.5	650
750,001 - 800,000	1	799,000	0.9	6.25	85.0	622
800,001 - 850,000	2	1,700,000	1.9	6.67	71.3	620
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
60.830 - 65.000	2	968,000	1.1	6.76	63.3	584
65.001 - 70.000	3	1,722,500	1.9	6.80	67.1	653
70.001 - 75.000	10	4,723,500	5.2	6.88	73.7	636
75.001 - 80.000	146	59,957,193	65.7	6.37	79.9	666
80.001 - 85.000	17	6,812,613	7.5	6.49	84.0	630
85.001 - 90.000	33	12,734,004	14.0	6.91	89.7	653
90.001 - 95.000	7	3,445,200	3.8	7.46	94.7	625
95.001 - 100.000	3	839,582	0.9	8.83	100.0	685
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	49	14,365,980	15.8	7.08	81.4	655
1.00	23	11,222,465	12.3	6.59	81.2	647
1.75	3	1,326,500	1.5	6.80	86.6	718
2.00	121	54,671,382	59.9	6.46	81.9	655
3.00	20	7,968,290	8.7	6.35	79.7	670
5.00	5	1,647,974	1.8	5.92	78.8	687
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	132	53,896,354	59.1	6.29	81.9	645
Reduced	40	17,715,304	19.4	6.93	81.2	677
Stated Income / Stated Assets	49	19,590,934	21.5	6.95	80.8	672
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	215	89,503,425	98.1	6.54	81.5	657
Second Home	1	405,261	0.4	8.63	90.0	753
Investor	5	1,293,906	1.4	7.28	84.1	661
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	120	55,076,452	60.4	6.45	81.4	659
Georgia	33	5,880,068	6.4	7.05	82.2	629
New York	9	4,453,007	4.9	6.44	82.3	666
Nevada	7	3,359,298	3.7	6.71	81.2	692
Virginia	7	3,112,072	3.4	6.44	80.8	657
Maryland	5	2,564,163	2.8	6.41	80.3	659
Washington	6	2,398,515	2.6	6.56	81.4	649
Colorado	4	2,316,500	2.5	6.55	81.4	614
Florida	5	1,995,850	2.2	7.07	83.5	651
New Jersey	4	1,833,000	2.0	6.44	83.4	687
Oregon	4	1,758,120	1.9	7.00	81.4	630
Illinois	4	1,587,050	1.7	7.00	79.5	648
Arizona	3	1,049,843	1.2	8.17	91.0	671
Hawaii	2	1,005,760	1.1	6.00	80.0	661
Massachusetts	2	880,000	1.0	6.16	80.0	663
Other	6	1,932,894	2.1	6.96	80.7	664
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	129	51,086,442	56.0	6.52	81.4	670
Refinance - Rate Term	6	2,408,550	2.6	6.78	86.6	680
Refinance - Cashout	86	37,707,600	41.3	6.59	81.4	638
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	199	83,440,710	91.5	6.56	81.7	654
Arm 3/27	18	6,343,508	7.0	6.70	80.6	689
Arm 5/25	4	1,418,374	1.6	5.72	78.6	698
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	181	72,999,608	80.0	6.48	81.7	656
PUD	22	10,114,002	11.1	7.12	81.1	667
Condo	10	3,926,982	4.3	6.49	80.1	672
2 Family	7	3,426,000	3.8	6.70	82.4	642
3-4 Family	1	736,000	0.8	6.25	80.0	642
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
4.25 - 4.50	9	3,595,174	3.9	5.84	80.2	681
4.51 - 5.00	28	11,499,014	12.6	7.02	83.2	670
5.01 - 5.50	16	5,979,078	6.6	6.54	77.0	661
5.51 - 6.00	27	10,023,671	11.0	6.26	81.0	673
6.01 - 6.50	18	8,273,743	9.1	6.28	79.8	654
6.51 - 7.00	113	47,669,801	52.3	6.48	82.0	648
7.01 - 7.50	6	2,478,850	2.7	7.91	84.1	668
7.51 - 8.00	2	803,000	0.9	8.18	92.4	626
8.01 - 8.50	1	405,261	0.4	8.63	90.0	753
8.51 - 8.85	1	475,000	0.5	9.10	73.6	621
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	8	3,100,808	3.4	7.00	87.7	630
19 - 21	64	25,137,533	27.6	6.73	81.5	659
22 - 24	127	55,202,369	60.5	6.46	81.4	653
31 - 33	6	2,293,282	2.5	6.90	80.8	703
34 - 36	12	4,050,226	4.4	6.59	80.5	681
37 - 58	4	1,418,374	1.6	5.72	78.6	698
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	12	4,903,735	5.4	6.15	80.0	679
11.51 - 12.00	14	5,985,328	6.6	6.07	80.0	682
12.01 - 12.50	19	8,509,407	9.3	6.08	81.5	658
12.51 - 13.00	68	28,454,691	31.2	6.19	81.1	664
13.01 - 13.50	48	21,650,174	23.7	6.68	81.5	655
13.51 - 14.00	31	12,008,961	13.2	7.05	80.4	639
14.01 - 14.50	21	7,437,586	8.2	7.39	86.2	632
14.51 - 15.00	4	697,110	0.8	7.81	82.3	635
15.01 - 15.50	2	870,000	1.0	9.28	85.6	632
15.51 - 15.85	2	685,600	0.8	8.74	88.8	679
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	2	771,800	0.8	5.92	83.0	622
4.51 - 5.50	45	17,860,924	19.6	6.54	82.0	668
5.51 - 6.00	54	23,162,199	25.4	5.93	80.3	668
6.01 - 6.50	41	19,266,825	21.1	6.36	81.2	658
6.51 - 7.00	37	14,928,950	16.4	6.78	79.8	642
7.01 - 7.50	23	8,830,524	9.7	7.25	85.2	632
7.51 - 8.00	13	4,012,510	4.4	7.78	83.6	657
8.01 - 8.50	2	803,000	0.9	8.18	92.4	626
8.51 - 9.00	3	1,090,861	1.2	8.70	89.2	707
9.01 - 9.10	1	475,000	0.5	9.10	73.6	621
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	12	4,847,556	5.3	6.25	76.6	686
2.00	4	1,854,500	2.0	6.82	84.7	691
3.00	205	84,500,536	92.7	6.57	81.8	655
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	91	35,859,621	39.3	6.99	81.9	662
1.50	129	54,951,471	60.3	6.27	81.2	654
2.00	1	391,500	0.4	6.84	90.0	600
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	151	63,302,762	69.4	6.47	82.0	651
36	9	3,305,100	3.6	6.34	79.7	688
60	60	24,198,740	26.5	6.83	80.7	669
120	1	395,990	0.4	6.50	80.0	649
Total:	221	91,202,592	100.0	6.56	81.6	657

*     Note, for second liens, CLTV is employed in this calculation.